UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015 (October 19, 2015)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2015, the Board of Directors (the “Board”) of HealthStream, Inc. (the “Company”), adopted and approved the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The changes to the Bylaws are summarized as follows:

•	Section 2.13 – Revised to modify or add certain provisions in connection with the nomination of directors by a shareholder proponent, including the following revisions:

•	Clarified that only persons properly nominated in accordance with the Bylaws will be eligible for election as directors.

•	Revised to indicate that, in order to be timely, with respect to an election to be held at an annual meeting of shareholders, a shareholder’s notice of a director nomination must be delivered to the Secretary of the Company not later than the 90th day, nor earlier than the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the revised Bylaws provide that notice by the shareholder to be timely must be so received not earlier than the 120th day prior to the date of the annual meeting and not later than (i) the 90th day before such annual meeting, or (ii) if the first public disclosure (as defined in the Bylaws) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public disclosure of the date of the annual meeting is first made. The Company’s Bylaws previously provided that notice must be provided at least 120 days prior to the anniversary date of the Company’s proxy statement for the prior year’s annual meeting.

•	Provided that the shareholder proponent must provide certain additional information to the Company regarding the nominee in connection with such nomination, including providing disclosure regarding all information with respect to the nominee that would be required if the nominee were a shareholder proposing a nomination, any direct or indirect compensation and other material agreements during the past three years involving the nominee (including associated persons) and the proponent regarding the nomination, and any additional information regarding the nominee as may reasonably be requested by the Company. In addition, language was added requiring a questionnaire to be completed regarding the background and qualifications of the nominee.

•	Provided that the shareholder proponent must provide certain additional information to the Company regarding such proponent (including associated persons) in connection with such nomination, including providing disclosure regarding all direct or indirect economic interests held by the proponent in the securities of the Company (including derivative holdings), any agreements between such proponent and other person (including the nominee) related to the ownership of the Company or the nomination, a representation whether the proponent intends to solicit proxies in support of the nomination, a representation whether the proponent (or qualified representative) intends to appear at the meeting to propose the nomination, and any additional information regarding the proponent as may be reasonably requested by the Company.

•	Section 2.14 – Revised to modify or add certain provisions in connection with proposal of business by a shareholder proponent, including the following revisions:

•	Clarified that any business brought before a meeting by a shareholder must be a proper matter for shareholder action.

•	Provided that to be timely, a shareholder’s notice must be delivered to the Secretary of the Company not later than the 90th day, nor earlier than the 120th day, prior to the anniversary of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the revised Bylaws provide that notice by the shareholder to be timely must be so received not earlier than the 120th day prior to the date of the annual meeting and not later than (A) the 90th day before such annual meeting, or (B) if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public disclosure of the date of the annual meeting is first made. The Company’s Bylaws previously provided that notice must be provided at least 120 days prior to the anniversary date of the Company’s proxy statement for the prior year’s annual meeting.

•	Provided that the shareholder proponent must provide certain additional information regarding the business to be proposed by the proponent, including providing disclosure regarding the text of any resolutions intended to be presented at the meeting and any agreement between such proponent and other persons with respect to the business being proposed.

•	Provided that the shareholder proponent must provide certain additional information to the Company regarding such proponent (including associated persons) in connection with the proposal, including requiring the proponent to provide the same type of information that would be required if the proponent were making a director nomination as referenced above.

•	Section 2.15 – Revised to modify or add the following provisions:

•	Provided that information provided by a shareholder proponent in connection with director nominations or business to be proposed must be updated as of the record date and as of the date that is 10 business days prior the meeting.

•	Provided that if it is determined that a shareholder proponent fails to submit required information in connection with a director nomination or business to be proposed, or such information is materially inaccurate, such nomination shall be disregarded and such business shall not be transacted.

•	Provided that the adjournment or postponement of a shareholders meeting will not commence a new time period (or extend any time period) under the Bylaws for the submission of director nominations or business to be proposed at a meeting.

•	Section 2.16 – Revised to modify or add the following provisions:

•	Clarified that the chairman of a shareholders meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting and shall have the power to adjourn the meeting.

•	Provided that if a shareholder proponent (or a qualified representative) does not attend the shareholders meeting, the Company may, if it elects, disregard the nomination of such proponent or not transact the business proposed by such proponent.

•	Section 5.5 – Revised to clarify certain descriptions of the duties of the officers set forth in the Bylaws.

•	Section 6.1 – Revised to clarify certain procedures in connection with the Company’s issuance of uncertificated or book-entry shares.

•	Article XI – Revised to clarify certain notice procedures set forth in the Bylaws.

•	Article XII – Added a severability provision to the Bylaws.

In addition, various technical and conforming changes were made to various sections of the Bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Second Amended and Restated Bylaws of HealthStream, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 23, 2015	HEALTHSTREAM, INC.

	By:	/s/ Robert A. Frist, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Second Amended and Restated Bylaws of HealthStream, Inc.